Exhibit 99.2

                                                                     EXECUTION



                   MANDATORY CERTIFICATE PURCHASE AGREEMENT

         This MANDATORY CERTIFICATE PURCHASE AGREEMENT (this "Agreement"), dated as of March 1, 2001, is entered into between Anchor National Life Insurance Company, an Arizona corporation ("Anchor"), as Purchaser, and The Chase Manhattan Bank, as Trustee (the "Trustee") under the Trust Agreement, dated as of March 1, 2001 (the "Trust Agreement"), by and among Structured Asset Securities Corporation ("SASCO"), as Depositor, Aurora Loan Services Inc., as Master Servicer, and the Trustee.

         In consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Definitions.

     (a) For all purposes of this Agreement, the following terms shall have the meanings set forth below, except as otherwise expressly provided or unless the context otherwise requires:

     Anchor: The meaning given in the introductory paragraph hereto.

     Certificate Purchase Account: The meaning given in Section 3 hereof.

     Certificate Purchase Date: March 25, 2005 or, if such day is not a Business Day, the next succeeding Business Day.

     Certificate Purchase Price: For each Class A1, Class A2, Class A3 or Class A5 Certificate, the sum of (i) the outstanding Certificate Principal Balance of such Certificate on the Certificate Purchase Date (after giving effect to any distributions of principal payable pursuant to Section 5.02(a) of the Trust Agreement on such date and the allocation of the principal portion of Realized Losses on such date pursuant to Section 5.03 of the Trust Agreement) plus (ii) accrued interest on such Certificate for the period beginning on March 1, 2005 and ending on the Certificate Purchase Date.

     Certificates: The Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-4A issued under the Trust Agreement.

     Eligible Investments: The meaning given in the Trust Agreement,

     Prospectus Supplement: The Prospectus Supplement, dated March 27, 2001, to the Prospectus, dated January 26, 2001, of SASCO delivered in connection with the public offering of certain Classes of the Certificates.

     SASCO: The meaning given in the introductory paragraph hereto.

     Transferee: The meaning given in Section 4(c) hereof.

     Trust Agreement: The meaning given in the introductory paragraph hereto.

     Trustee: The meaning given in the introductory paragraph hereto.

     (b) Capitalized terms used herein and not defined shall have the meanings assigned to them in the Trust Agreement.

     (c) The words "herein"', "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

     SECTION 2. Purchase of Certificates.

     Subject to the terms and conditions hereof, (i) Anchor hereby agrees to purchase each of the Class A1, Class A2, Class A3 and Class A5 Certificates at the applicable Certificate Purchase Price on the Certificate Purchase Date,
(ii) pursuant to the Trust Agreement, the Certificates and this Agreement, each holder of a Class A1, Class A2, Class A3 or Class A5 Certificate on such date shall be obligated to sell such Certificate at the applicable Certificate Purchase Price on such date in accordance with this Agreement, and (iii) the Trustee, upon receipt of the Certificate Purchase Price, hereby agrees to facilitate the transfer of the Class A1, Class A2, Class A3 and Class A5 Certificates to the Transferee on such date in accordance with Section 6 hereof.

     SECTION 3. Maintenance of the Certificate Purchase Account.

     (a) The Trustee shall cause to be established and maintained a separate account (the "Certificate Purchase Account") for purposes of receiving and holding the Certificate Purchase Price for the Class A1, Class A2, Class A3 and Class A5 Certificates, deposited therein pursuant to Section 5.

     (b) On the Certificate Purchase Date, promptly after the Trustee has withdrawn each Certificate Purchase Price for the payment to the holders of each Class A1, Class A2, Class A3 or Class A5 Certificate pursuant to Section 6, the Trustee shall withdraw from the Certificate Purchase Account and pay to Anchor any amounts then remaining in the Certificate Purchase Account.

     (c) Amounts on deposit in the Certificate Purchase Account shall be invested in Eligible Investments listed in clause (viii) of such definition for credit of the Certificate Purchase Account. In no event shall the Trustee be liable for investment losses on amounts on deposit in the Certificate Purchase Account.

     (d) To the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, the Certificate Purchase Account established hereunder shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard (i) such fund shall be an outside reserve fund and not an asset of either REMIC of the Trust Fund, and (ii) such fund and all amounts credited thereto (including earnings on any investment of amounts held therein) shall be owned for federal tax purposes and for all other purposes by Anchor, and Anchor shall report all amounts of income, deduction, gain or loss accruing therefrom.

     SECTION 4. Notice of Purchase; Notice of Transferee.

     (a) On the Distribution Date in January 2005, the Trustee shall give written notice by courier and confirmed facsimile to Anchor of the Certificate Purchase Date.

     (b) On the Distribution Date in February 2005, the Trustee shall give written notice by letter to the holder of each Class A1, Class A2, Class A3 or Class A5 Certificate (or the applicable Clearing Agency, if such Certificates are Book-Entry Certificates), with a copy to Anchor, specifying (i) that such Certificate shall be purchased in accordance with this Agreement, the Trust Agreement and the Certificates on the Certificate Purchase Date and that the applicable Certificate Purchase Price shall (upon the Trustee's receipt thereof in accordance with Section 5 of this Agreement) be payable to such holder on the Certificate Purchase Date against transfer or surrender of such Certificate pursuant to Section 6, (ii) the Certificate Purchase Date, (iii) the method of calculating the Certificate Purchase Price payable to such holder (pursuant to the definition of "Certificate Purchase Price"), (iv) if such Certificate is a Book-Entry Certificate, that such holder's interest in such Certificate will be extinguished by the applicable Clearing Agency on the Certificate Purchase Date, beneficial ownership interest in such Certificate will be transferred to Anchor or its designee and such holder will be paid the applicable Certificate Purchase Price pursuant to Section 6, and (v) if such Certificate is a Definitive Certificate, that such holder's Definitive Certificate, which pursuant to the Trust Agreement will on such date be held by the Trustee as custodian for such holder, will be surrendered by the Trustee on behalf of such holder to the Certificate Registrar for registration of transfer to Anchor or its designee and such holder will be paid the applicable Certificate Purchase Price pursuant to Section 6. The Trustee shall also provide Anchor with instructions for the deposit of funds into the Certificate Purchase Account and provide Anchor with any transferee letters required for the transfer of the Class A1, Class A2, Class A3 or Class A5 Certificates under the Trust Agreement.

     (c) Not later than twenty (20) Business Days prior to the Certificate Purchase Date, Anchor shall give written notice to the Trustee, and to the applicable Clearing Agency if the Class A1, Class A2, Class A3 or Class A5 Certificates are Book-Entry Certificates, of (i) the person (Anchor or a person designated by Anchor) to whom the Class A1, Class A2, Class A3 and Class A5 Certificates are to be transferred on the Certificate Purchase Date (such person, the "Transferee") and (ii) instructions for registration and transfer of the Class A1, Class A2, Class A3 and Class A5 Certificates to such Transferee, including the Clearing Agency participant name and number acting on behalf of the Transferee if the Class A1, Class A2, Class A3 or Class A5 Certificates are Book-Entry Certificates.

     SECTION 5. Deposit of Certificate Purchase Price.

     Not later than one (1) Business Day prior to the Certificate Purchase Date, Anchor shall deposit or cause to be deposited into the Certificate Purchase Account (by wire transfer to the Trustee of immediately available funds) the aggregate Certificate Purchase Price for the Class A1, Class A2, Class A3 and Class A5 Certificates.

     SECTION 6. Transfer of Book-Entry Certificates; Surrender of Physical Certificates; Payment to Certificateholders.

     (a) With respect to all Class A1, Class A2, Class A3 and Class A5 Certificates that are Book-Entry Certificates, the Trustee shall deliver funds from the Certificate Purchase Account on the Certificate Purchase Date to the applicable Clearing Agency in accordance with the instructions given to the Trustee by such Clearing Agency (subject to the Trustee's receipt of the aggregate Certificate Purchase Price for the Class A1, Class A2, Class A3 and Class A5 Certificates in accordance with Section 5) whereupon the applicable Clearing Agency shall, on the Certificate Purchase Date, transfer the beneficial ownership interest in each such Certificate to the Transferee in accordance with the transfer instructions specified in the notice given by Anchor pursuant to Section 4(c) and, upon such transfer, distribute the applicable Certificate Purchase Price.

     (b) With respect to all Class A1, Class A2, Class A3 and Class A5 Certificates that are Definitive Certificates, the Trustee, acting as custodian for each holder of the related Definitive Certificates pursuant to the Trust Agreement, shall surrender each such Certificate to the Certificate Registrar not later than one (1) Business Day prior to the Certificate Purchase Date for registration of transfer (subject to the Trustee's receipt of the aggregate Certificate Purchase Price for the Class A1, Class A2, Class A3 and Class A5 Certificates in accordance with Section 5) to the Transferee on the Certificate Purchase Date in accordance with the transfer instructions specified in the notice given by Anchor pursuant to Section 4(c). No later than one (1) Business Day prior to the Certificate Purchase Date Anchor will provide, or will cause the Transferee to provide, all transferee letters or documents required under the Trust Agreement for the Certificate Registrar to effectuate such transfer. After surrender of each such Certificate, the Trustee shall, on the Certificate Purchase Date, withdraw from the Certificate Purchase Account the applicable Certificate Purchase Price for each Certificate and distribute such Certificate Purchase Price to the transferring holder of such Certificate by wire transfer in immediately available funds for the account of, or by check mailed to, such holder, as specified by such holder and at the address of such holder appearing in the Certificate Register.

     SECTION 7. Appointment of Trustee to Act on behalf of Certificateholders.

     Each holder of a Class A1, Class A2, Class A3 or Class A5 Certificate is deemed, by acceptance of such Certificate, to have appointed and authorized the Trustee to transfer their interests in the related Certificates to the Transferee pursuant to Section 6. In addition, each holder of a Class A1, Class A2, Class A3 or Class A5 Certificate is deemed, by acceptance of such Certificate, to have appointed and authorized the Trustee to act as attorney in fact for purposes of endorsing or assigning their Certificates for transfer hereunder. Upon any transfer of a Class A1, Class A2, Class A3 or Class A5 Certificate in accordance with Section 6, each holder immediately prior to such transfer is deemed, by acceptance of such Certificate, to have acknowledged that it will have no rights in the related Certificates or to any future distributions therein.

     SECTION 8. Obligation Irrevocable.

     (a) Except as set forth herein, Anchor's obligation to make, or cause to be made, payments hereunder is irrevocable, unconditional, non-assignable and not subject to any defense, rights of setoff, counterclaim or rescission.

     (b) The appointment and authorization of the Trustee by each holder of a Class A1, Class A2, Class A3 or Class A5 Certificate to transfer its interests in such Certificates pursuant to Section 7 hereunder is irrevocable, unconditional, non-assignable and not subject to any defense, rights of setoff, counterclaim or recession.

     SECTION 9. Representations and Warranties of Anchor.

     Anchor hereby certifies, represents and warrants to the Trustee as of the date hereof and as of the Closing Date that:

               (i) Organization and Good Standing. Anchor is duly organized and validly existing as a corporation in good standing under the laws of its state of incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

               (ii) Power, Authority and Enforceability. Anchor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. This Agreement has been duly authorized, executed and delivered by Anchor. This Agreement constitutes the legal, valid and binding obligation of Anchor enforceable against Anchor in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (iii) No Violation. The execution and delivery of this Agreement by Anchor does not, and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not, conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of Anchor, or any indenture, agreement or other instrument to which Anchor is a party or by which it is bound, and does not or will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Anchor or any of its properties.

               (iv) No Consent. The execution and delivery of this Agreement by Anchor does not, and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not, require the consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any court or governmental agency or body having jurisdiction over Anchor or any of its properties, except where such consent has been obtained or where failure to obtain such consent or approval would not materially impair Anchor's ability to perform its obligations under this Agreement.

               (v) Non-Affiliate. Anchor is not an affiliate of SASCO, Lehman Brothers Inc., Lehman Brothers Holdings Inc., the Master Servicer or the Trustee.

               (vi) QIB. Anchor is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

               (vii) Prospectus. Anchor has received a copy of the Prospectus.

     SECTION 9. Amendment.

     No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Anchor and the Trustee.

     SECTION 10. Notices.

     All demands, notices, communications and instructions upon or to Anchor, or the Trustee under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, or mailed by registered or certified mail, return receipt requested, or delivered by overnight delivery service or confirmed facsimile to (a) in the case of Anchor, 1 SunAmerica Center, Los Angeles, California 90067-6022, Attn: Simonetta Rainieri, telephone no.: (310) 772-6000, facsimile no.: (310) 772-6150 and (b) in the case of the Trustee, its Corporate Trust Office, telephone no.: (212) 946-3232, facsimile no.: (212) 946-8191; or, as to each of the foregoing, at such other address or facsimile number as shall be designated by written notice to the other party.

     SECTION 11. Successors and Assigns.

     This Agreement shall be binding upon, and shall inure to the benefit of, the successors of Anchor and the successors and assigns of the Trustee for the benefit of the holders of the Class A1, Class A2, Class A3 and Class A5 Certificates. Anchor shall have no right to assign any of its rights or obligations hereunder.

     SECTION 12. Fees and Expenses; Indemnification.

     (a) Anchor agrees to pay or reimburse the Trustee on demand for all reasonable costs and expenses incurred in connection with the administration of this Agreement or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of reasonable legal fees and expenses incurred by the Trustee in connection with resolution of any claim by any party hereunder.

     (b) Anchor agrees to indemnify the Trustee (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Trustee arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable attorneys' fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Trustee's gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive any termination of this Agreement and the resignation or removal of the Trustee.

     SECTION 13. Concerning the Trustee.

     (a) The Trustee (i) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (ii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility or duty to make inquiry as to or to determine the genuineness, accuracy or validity thereof (or any signature appearing thereon), or of the authority of the person signing or presenting the same, and (iii) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.

     (b) The Trustee shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Trustee's gross negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Trustee be liable for indirect, punitive, special or consequential damage or loss whatsoever, even if the Trustee has been informed of the likelihood of such loss or damage and regardless of the form of action. The Trustee shall not be liable for any action taken or omitted to be taken by any Clearing Agency which delays or ineffectively transfers any beneficial interest in any Class A1, Class A2, Class A3 or Class A5 Certificates which are Book-Entry Certificates (including any failure on the part of a Clearing Agency to refuse to honor any transfer without the express consent of the beneficial owner); provided, however, that the Trustee shall make commercially reasonable efforts and take all reasonable actions (including complying with its obligations herewith) to cause any such Clearing Agency to transfer the related Certificates pursuant to Section 6 hereof.

     (c) The Trustee shall not have any obligation whatsoever to pay the Certificate Purchase Price to the Class A1, Class A2, Class A3 and Class A5 Certificateholders except for its obligation to distribute the Certificate Purchase Price in accordance with Section 6 and to release amounts remaining in the Certificate Purchase Account to Anchor pursuant to Section 3(b).

     (d) In the event that Anchor fails to remit the Certificate Purchase Price on the Certificate Purchase date, the Trustee shall have no obligation to enforce Anchor's obligation to purchase the Class A1, Class A2, Class A3 or Class A5 Certificates.

     SECTION 14. Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 15. Separate Counterparts.

     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 16. Headings.

     The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 17. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of laws principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                                     * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Mandatory Certificate Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                        ANCHOR NATIONAL LIFE INSURANCE
                          COMPANY, as Purchaser

                        By:   /s/ James R. Belardi
                              ------------------------------------------------
                              Name:   James R. Belardi
                              Title:  Senior Vice President

                        By:   /s/ Simonetta Rainieri
                              -----------------------------------------------
                              Name:  Simonetta Rainieri
                              As Authorized Agent

                        THE CHASE MANHATTAN BANK,
                          not in its individual capacity but solely as Trustee


                        By:  /s/ Karen Schluter
                             ------------------------------------------------
                             Name:  Karen Schluter
                             Title: Trust Officer